                                     EXHIBIT 23.1





                             CONSENT OF BDO SEIDMAN, LLP

                                      CONSENT OF
                       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS







Barringer Laboratories, Inc.
Golden, Colorado



We hereby consent to the incorporation by reference in this Registration Statement of our report dated March 18, 1998, except for Note 13 which is as of April 13, 1998, relating to the consolidated financial statements of Barringer Laboratories, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.








                                       BDO SEIDMAN, LLP



Denver, Colorado
April 13, 1998






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